 EXHIBIT 99.2

WaMu Mortgage Pass-Through Certificates
Series 2005-AR4

Marketing Materials

$720,000,000 (Approximate)

Washington Mutual Mortgage Securities Corp.
Depositor and Master Servicer

Washington Mutual Bank, FA
Servicer

RBS Greenwich Capital

This information is furnished to you solely by Greenwich Capital Markets, Inc. and not by the issuer of the securities or any of its affiliates.  Greenwich Capital Markets, Inc. is acting as Underwriter and not acting as Agent for the issuer or its affiliates in connection with the proposed transaction.

This Preliminary Term Sheet is provided for information purposes only, and does not constitute an offer to sell, nor a solicitation of an offer to buy, the referenced securities.  It does not purport to be all-inclusive or to contain all of the information that a prospective investor may require to make a full analysis of the transaction.  All amounts are approximate and subject to change.  The information contained herein supersedes information contained in any prior term sheet for this transaction.  In addition, the information contained herein will be superseded by information contained in term sheets circulated after the date hereof and by information contained in the Prospectus and Prospectus Supplement for this transaction.  An offering may be made only through the delivery of the Prospectus and Prospectus Supplement.

Preliminary Term Sheet	Date Prepared: March 8, 2005

WaMu Mortgage Pass-Through Certificates, Series 2005-AR4
$720,000,000 (Approximate, Subject to +/- 10% Variance)

Publicly Offered Certificates
Adjustable Rate Residential Mortgage Loans

Class (1)	Principal Amount (Approx.) (2)	WAL (Yrs) To Auct or Wtd Avg Roll/Mat(3)	Pmt Window (Mths) To Auct or Wtd Avg Roll/Mat(3)	Interest Rate Type	Tranche Type	Expected Ratings Moody’s/S&P
A-1	$180,131,000	0.50/NA	1-12 /NA	Fixed (4)	Senior	Aaa/AAA
A-2	$79,179,000	1.25/NA	12-18 /NA	Fixed (4)	Senior	Aaa/AAA
A-3	$124,834,000	2.00/NA	18-30 /NA	Fixed (4)	Senior	Aaa/AAA
A-4A	$100,000,000	3.54/NA	30-58/NA	Fixed (4)	Senior	Aaa/AAA
A-4B	$62,866,000	3.54/NA	30-58 /NA	Variable (6)	Senior	Aaa/AAA
A-5A	$72,990,000	4.84/NA	58-58 /NA	Fixed (4)	Senior	Aaa/AAA
A-5B	$100,000,000	5.00/8.04	58-60 / 58-360	Fixed (5)	Senior	Aaa/AAA
R	$100				Senior/Residual	Aaa/AAA
X	Notional	Information Not Provided Hereby			Senior IO	Aaa/AAA
B1	$15,750,000				Subordinate	NR/AA
B2	$5,250,000				Subordinate	NR/A
B3	$3,000,000				Subordinate	NR/BBB
B4	$2,625,000	Privately Offered Certificates			Subordinate	NR/BB
B5	$1,875,000				Subordinate	NR/B
B6	$1,499,900				Subordinate	NR/NR

Total:

	$750,000,000

(1)  The Class A Certificate (other than the Class A-5B Certificates) are subject to a Mandatory Auction Call (as described herein).

(2)  The Certificates (as described herein) represent interests in a pool of 5/1 adjustable rate Mortgage Loans.  Class sizes are subject to final collateral pool size and rating agency approval and may increase or decrease by up to 10%.

(3)  WAL and Payment Window for the Class A Certificates (other than the Class A-5B Certificates) are shown to the Auction Distribution Date (as described herein).  WAL and Payment Window for the Class A-5B Certificates are shown to the Weighted Average Roll Date (as described herein) and to Maturity.

(4)  For every Distribution Date on or prior to the Auction Distribution Date, the Class A-1, Class A-2, Class A-3, Class A-4A and Class A-5A Certificates will have an interest rate equal to the lesser of (a) the fixed interest rate for the related Certificate and (b) the Net WAC of the Mortgage Loans. For every Distribution Date after the Auction Distribution Date, the Class A-1, Class A-2, Class A-3, Class A-4A and Class A-5A Certificates will have an interest rate equal to the Net WAC of the Mortgage Loans.

(5)  For every Distribution Date on or prior to the Weighted Average Roll Date, the Class A-5B Certificates will have an interest rate equal to the lesser of (a) the fixed interest rate for the related Certificate and (b) the Net WAC of the Mortgage Loans. For every Distribution Date after the Weighted Average Roll Date, the Class A-5B Certificates will have an interest rate equal to the Net WAC of the Mortgage Loans.

(6)   For every Distribution Date, the Class A-4B Certificates will have an interest rate equal to the Net WAC of the Mortgage Loans.

RBS Greenwich Capital

This information is furnished to you solely by Greenwich Capital Markets, Inc. and not by the issuer of the securities or any of its affiliates.  Greenwich Capital Markets, Inc. is acting as Underwriter and not acting as Agent for the issuer or its affiliates in connection with the proposed transaction.

This Preliminary Term Sheet is provided for information purposes only, and does not constitute an offer to sell, nor a solicitation of an offer to buy, the referenced securities.  It does not purport to be all-inclusive or to contain all of the information that a prospective investor may require to make a full analysis of the transaction.  All amounts are approximate and subject to change.  The information contained herein supersedes information contained in any prior term sheet for this transaction.  In addition, the information contained herein will be superseded by information contained in term sheets circulated after the date hereof and by information contained in the Prospectus and Prospectus Supplement for this transaction.  An offering may be made only through the delivery of the Prospectus and Prospectus Supplement.

Depositor and Master Servicer:	Washington Mutual Mortgage Securities Corp. (“WMMSC”).

Servicer:	Washington Mutual Bank, FA (“WMBFA”).

Lead Managers:	Greenwich Capital Markets, Inc. and WaMu Capital Corp.

Trustee:	Deutsche Bank National Trust Company.

Rating Agencies:	It is expected that the Certificates will be assigned the credit ratings on page 2 of this Preliminary Term Sheet.

Cut-off Date:	March 1, 2005.

Expected Pricing Date:	On or about March [9], 2005.

Closing Date:	On or about March 24, 2005.

Distribution Date:	The 25th of each month (or if such day is not a business day, the next succeeding business day), commencing in April 2005.

Servicing Fee:	[0.375]% per annum of the principal balance of each Mortgage Loans.

Master Servicing Fee:	[0.050]% per annum of the principal balance of each Mortgage Loans.

Certificates:

The “Senior Certificates” will consist of the Class A-1, Class A-2, Class A-3, Class A-4A, Class A-4B, Class A-5A and Class A-5B Certificates (the “Class A Certificates”), the Class X Certificates and the Class R Certificate. The “Subordinate Certificates” will consist of the Class B-1, Class B-2, Class B-3, Class B-4, Class B-5 and Class B-6 Certificates.  The Senior Certificates and the Subordinate Certificates are collectively referred to herein as the “Certificates.”  The Class A Certificates (the “Offered Certificates”) are being offered publicly.

Accrued Interest:

The Class A-3, Class A-4A, Class A-4B, Class A-5A and Class A-5B Certificates settle with accrued interest.  The price to be paid by investors for the Class A-3, Class A-4A, Class A-4B, Class A-5A and Class A-5B Certificates will include accrued interest from the Cut-off Date up to, but not including, the Closing Date (23 days).

The Class A-1 and Class A-2 Certificates settle flat.

RBS Greenwich Capital

This information is furnished to you solely by Greenwich Capital Markets, Inc. and not by the issuer of the securities or any of its affiliates.  Greenwich Capital Markets, Inc. is acting as Underwriter and not acting as Agent for the issuer or its affiliates in connection with the proposed transaction.

This Preliminary Term Sheet is provided for information purposes only, and does not constitute an offer to sell, nor a solicitation of an offer to buy, the referenced securities.  It does not purport to be all-inclusive or to contain all of the information that a prospective investor may require to make a full analysis of the transaction.  All amounts are approximate and subject to change.  The information contained herein supersedes information contained in any prior term sheet for this transaction.  In addition, the information contained herein will be superseded by information contained in term sheets circulated after the date hereof and by information contained in the Prospectus and Prospectus Supplement for this transaction.  An offering may be made only through the delivery of the Prospectus and Prospectus Supplement.

Interest Accrual Period:

The interest accrual period with respect to the Class A-3, Class A-4A, Class A-4B, Class A-5A, Class A-5B Certificates for a given Distribution Date will be the calendar month preceding the month in which such Distribution Date occurs (on a 30/360 basis).

The interest accrual period for the Class A-1 and Class A-2 Certificates for a given Distribution Date will be the period beginning the 25th day of the month immediately preceding the month during which Distribution Date occurs (or, in the case of the first Distribution Date, the Closing Date) and ending on the 24th day of the month during which such Distribution Date occurs (on a 30/360 basis).

Registration:

The Offered Certificates will be made available in book-entry form through DTC.  It is anticipated that the Offered Certificates will also be made available in book-entry form through Clearstream, Luxembourg and the Euroclear System.

Federal Tax Treatment:

It is anticipated that the Class A Certificates will be treated as REMIC regular interests for federal tax income purposes.  The Class R Certificate will be treated as a REMIC residual interest for tax purposes.

ERISA Eligibility:

The Class A Certificates are expected to be ERISA eligible.  Prospective investors should review with their legal advisors whether the purchase and holding of the Class A Certificates could give rise to a transaction prohibited or not otherwise permissible under ERISA, the Internal Revenue Code or other similar laws.  The Class R Certificate is not expected to be ERISA eligible.

SMMEA Treatment:	The Senior Certificates are expected to constitute “mortgage related securities” for purposes of SMMEA.

Auction Administrator:	Deutsche Bank National Trust Company.

Mandatory Auction:

Five business days prior to the Distribution Date in [January 2010] (the “Auction Distribution Date”), the Auction Administrator will auction each of the Class A-1, Class A-2, Class A-3, Class A-4A, Class A-4B and Class A-5A Certificates to third-party investors.  The proceeds of the auction and amounts received from the Swap Counterparty, if any, will be paid to the Auction Administrator who will then distribute an amount equal to the Par Price to each of the holders of the Class A-1, Class A-2, Class A-3, Class A-4A, Class A-4B and Class A-5A Certificates on the Auction Distribution Date.  These holders will be obligated to tender their respective Certificates to the Auction Administrator.

The Swap Counterparty, pursuant to a swap contract with the Auction Administrator, will agree to pay the excess, if any, of the Par Price over the Auction Price.

Swap Counterparty:

Greenwich Capital Derivatives, Inc.  The Royal Bank of Scotland, Plc. (“RBS”) will guarantee the obligations of the Swap Counterparty under the swap contract.  The long-term debt obligations of RBS are rated “AA” by S&P, “AA+” by Fitch and “Aa1” by Moody’s.

RBS Greenwich Capital

This information is furnished to you solely by Greenwich Capital Markets, Inc. and not by the issuer of the securities or any of its affiliates.  Greenwich Capital Markets, Inc. is acting as Underwriter and not acting as Agent for the issuer or its affiliates in connection with the proposed transaction.

This Preliminary Term Sheet is provided for information purposes only, and does not constitute an offer to sell, nor a solicitation of an offer to buy, the referenced securities.  It does not purport to be all-inclusive or to contain all of the information that a prospective investor may require to make a full analysis of the transaction.  All amounts are approximate and subject to change.  The information contained herein supersedes information contained in any prior term sheet for this transaction.  In addition, the information contained herein will be superseded by information contained in term sheets circulated after the date hereof and by information contained in the Prospectus and Prospectus Supplement for this transaction.  An offering may be made only through the delivery of the Prospectus and Prospectus Supplement.

Auction Price:	The price at which the Auction Administrator sells each of the Class A-1, Class A-2, Class A-3, Class A-4A, Class A-4B and Class A-5A Certificates to the third-party investors.

Par Price:

With respect to each of the Class A-3, Class A-4A, Class A-4B and Class A-5A Certificates, the sum of (i) the principal balance of the related Class A-3, Class A-4A, Class A-4B and Class A-5A Certificates, after reducing the principal balance of such Class A Certificates by the related principal distributions and losses on the Auction Distribution Date and (ii) accrued interest on such Class A-3, Class A-4A, Class A-4B, and Class A-5A Certificates from the first day of the month in which the Auction Distribution Date occurs, up to but excluding the Auction Distribution Date.

With respect to each of the Class A-1 and Class A-2 Certificates, the principal balance of the related Class A-1 and Class A-2 Certificates, after reducing the principal balance of such Class A Certificates by the related principal distributions and losses on the Auction Distribution Date.

Optional Termination:

The terms of the transaction allow for a termination of the Offered Certificates which may be exercised once the aggregate principal balance of the Mortgage Loans is equal to or less than [10]% of the aggregate principal balance of the Mortgage Loans as of the Cut-off Date (the “Optional Call Date”).

Weighted Average Roll Date:	The Distribution Date in [March 2010].

Pricing Prepayment Speed:	The Offered Certificates will be priced to a prepayment speed of [25]% CPR.

Mortgage Loans:

As of February 1, 2005, the aggregate principal balance of the mortgage loans described herein is approximately $[477,368,551] (the “Mortgage Loans”). The Mortgage Loans are non-convertible, adjustable rate One Year CMT or One Year LIBOR indexed mortgage loans with initial rate adjustments occurring approximately 60 months after the date of origination of each mortgage loan (“5/1 ARM”).    Each Mortgage Loan has an original term to maturity of 30 years.  As of the Cut-off Date, approximately [95.67]% of the Mortgage Loans are scheduled to pay only interest for the first 5 years of its term and, thereafter, will pay scheduled principal, in addition to interest, in an amount sufficient to fully amortize the Mortgage Loan over its remaining 25 year term.  The Mortgage Loans are secured by first liens on one- to four-family residential properties.  See the attached collateral descriptions for more information.

On the Closing Date, the aggregate principal balance of the Mortgage Loans as of the Cut-off Date is expected to be approximately $750,000,000, subject to an increase or decrease of up to 10%.  It is expected that the characteristics of the Mortgage Loans on the Closing Date will be substantially similar to the characteristics of the Mortgage Loans described herein.  The initial principal balance of any of the Offered Certificates on the Closing Date is subject to a decrease of up to 10% from amounts shown on the front cover hereof

RBS Greenwich Capital

This information is furnished to you solely by Greenwich Capital Markets, Inc. and not by the issuer of the securities or any of its affiliates.  Greenwich Capital Markets, Inc. is acting as Underwriter and not acting as Agent for the issuer or its affiliates in connection with the proposed transaction.

This Preliminary Term Sheet is provided for information purposes only, and does not constitute an offer to sell, nor a solicitation of an offer to buy, the referenced securities.  It does not purport to be all-inclusive or to contain all of the information that a prospective investor may require to make a full analysis of the transaction.  All amounts are approximate and subject to change.  The information contained herein supersedes information contained in any prior term sheet for this transaction.  In addition, the information contained herein will be superseded by information contained in term sheets circulated after the date hereof and by information contained in the Prospectus and Prospectus Supplement for this transaction.  An offering may be made only through the delivery of the Prospectus and Prospectus Supplement.

Credit Enhancement:	Senior/subordinate, shifting interest structure. The credit enhancement information shown below is subject to final rating agency approval.

Credit enhancement for the Class A Certificates will consist of the subordination of the Class B-1, Class B-2, Class B-3, Class B-4, Class B-5 and Class B-6 Certificates, initially [4.00]% total subordination.

Shifting Interest:

Until the first Distribution Date occurring after [March 2012], the Subordinate Certificates will be locked out from receipt of unscheduled principal (unless the Senior Certificates (other than the Class X Certificates) are paid down to zero or the credit enhancement provided by the Subordinate Certificates has doubled prior to such date as described below).  After such time and subject to standard collateral performance triggers (as described in the prospectus supplement), the Subordinate Certificates will receive their increasing portions of unscheduled principal.

The prepayment percentages on the Subordinate Certificates are as follows:

Periods:	Unscheduled Principal Payments (%)
April 2005 – March 2012	0% Pro Rata Share
April 2012 – March 2013	30% Pro Rata Share
April 2013 – March 2014	40% Pro Rata Share
April 2014 – March 2015	60% Pro Rata Share
April 2015 – March 2016	80% Pro Rata Share
April 2016 and after	100% Pro Rata Share

Notwithstanding the foregoing, if the credit enhancement provided by the Subordinate Certificates doubles (from the initial credit enhancement) unscheduled principal payments will be paid pro-rata between the Senior Certificates (other than the Class X Certificates) and Subordinate Certificates (subject to the performance triggers described in the prospectus supplement).  However, if the credit enhancement provided by the Subordinate Certificates has doubled (subject to the performance triggers described in the prospectus supplement), (i) prior to the Distribution Date in [April 2008], the Subordinate Certificates will be entitled to only 50% of their pro rata share of unscheduled principal payments or (ii) on or after the Distribution Date in [April 2008], the Subordinate Certificates will be entitled to 100% of their pro rata share of unscheduled principal payments.

In the event the current senior percentage (aggregate principal balance of the Senior Certificates, divided by the aggregate principal balance of the Mortgage Loans) exceeds the applicable initial senior percentage (aggregate principal balance of the Senior Certificates as of the Closing Date, divided by the aggregate principal balance of the Mortgage Loans as of the Cut-off Date), the Senior Certificates (other than the Class X Certificates) will receive all unscheduled prepayments for the Mortgage Loan group, regardless of any prepayment percentages.

RBS Greenwich Capital

This information is furnished to you solely by Greenwich Capital Markets, Inc. and not by the issuer of the securities or any of its affiliates.  Greenwich Capital Markets, Inc. is acting as Underwriter and not acting as Agent for the issuer or its affiliates in connection with the proposed transaction.

This Preliminary Term Sheet is provided for information purposes only, and does not constitute an offer to sell, nor a solicitation of an offer to buy, the referenced securities.  It does not purport to be all-inclusive or to contain all of the information that a prospective investor may require to make a full analysis of the transaction.  All amounts are approximate and subject to change.  The information contained herein supersedes information contained in any prior term sheet for this transaction.  In addition, the information contained herein will be superseded by information contained in term sheets circulated after the date hereof and by information contained in the Prospectus and Prospectus Supplement for this transaction.  An offering may be made only through the delivery of the Prospectus and Prospectus Supplement.

Allocation of Realized Losses:

Any realized losses, on the Mortgage Loans will be allocated as follows: first, to the Subordinate Certificates in reverse order of their numerical Class designations, in each case until the respective class principal balance has been reduced to zero; second, pro rata to the Senior Certificates (other than the Class X and Class R Certificates) until each respective class principal balance has been reduced to zero.

Certificates Priority of Distributions:

 Available funds from the Mortgage Loans will be distributed in the following order of priority:

1)  Senior Certificates, pro rata based on amounts due, accrued and unpaid interest, at the related Certificate Interest Rate;
2)  Class R Certificate, principal, until its balance is reduced to zero;
3)  To the Class A Certificates, sequentially:
      (a)  To the Class A-1 Certificates, principal, until their respective certificate principal balances are reduced to zero;
      (b)  To the Class A-2 Certificates, principal, until their respective certificate principal balances are reduced to zero;
      (c)  To the Class A-3 Certificates, principal, until their respective certificate principal balances are reduced to zero;
      (d)  To the Class A-4A and Class A-4B Certificates, principal, pro rata, until their respective certificate principal balances are reduced to zero;
      (e)  To the Class A-5A and Class A-5B Certificates, principal, pro rata, until their respective certificate principal balances are reduced to zero;
4)  Class B-1, Class B-2 and Class B-3 Certificates, in sequential order, accrued and unpaid interest at the respective Certificate Interest Rates and the respective shares of principal allocable to such Classes;
5)  Class B-4, Class B-5 and Class B-6 Certificates, in sequential order, accrued and unpaid interest at the respective Certificate Interest Rates and the respective shares of principal allocable to such Classes;
6)  Class R Certificate, any remaining amount.

RBS Greenwich Capital

COMPUTATIONAL MATERIALS DISCLAIMER

The attached tables and other statistical analyses (the “Computational Materials”) are privileged and intended for use by the addressee only.  These Computational Materials have been prepared by Greenwich Capital Markets, Inc. in reliance upon information furnished by the issuer of the securities and its affiliates.  These Computational Materials are furnished to you solely by Greenwich Capital Markets, Inc. and not by the issuer of the securities.  They may not be provided to any third party other than the addressee’s legal, tax, financial and/or accounting advisors for the purposes of evaluating said material.  Additional information, including cash flow models, if available, may be obtained from your Greenwich Capital Markets, Inc. Sales Representative.

Numerous assumptions were used in preparing the Computational Materials which may or may not be reflected therein.  As such, no assurance can be given as to the Computational Materials’ accuracy, appropriateness or completeness in any particular context; nor as to whether the Computational Materials and/or the assumptions upon which they are based reflect present market conditions or future market performance.  These Computational Materials should not be construed as either projections or predictions or as legal, tax, financial or accounting advice.

Any weighted average lives, yields and principal payment periods shown in the Computational Materials are based on prepayment assumptions, and changes in such prepayment assumptions may dramatically affect such weighted average lives, yields and principal payment periods.  In addition, it is possible that prepayments on the underlying assets will occur at rates slower or faster than the rates shown in the attached Computational Materials.  Furthermore, unless otherwise provided, the Computational Materials assume no losses on the underlying assets and no interest shortfall.  The specific characteristics of the securities may differ from those shown in the Computational Materials due to differences between the actual underlying assets and the hypothetical underlying assets used in preparing the Computational Materials.  The principal amount and designation of any security described in the Computational Materials are subject to change prior to issuance.  Neither Greenwich Capital Markets, Inc. nor any of its affiliates makes any representation or warranty as to the actual rate or timing of payments on any of the underlying assets or the payments or yield on the securities.

Although a registration statement (including the Prospectus) relating to the securities discussed in this communication has been filed with the Securities and Exchange Commission and is effective, the final prospectus supplement relating to the securities discussed in this communication has not been filed with Securities and Exchange Commission.  This communication shall not constitute an offer to sell or the solicitation of an offer to buy nor shall there be any sale of the securities discussed in this communication in any state in which such offer, solicitation or sale would be unlawful prior to registration or qualification of such securities under the securities laws of any such state.  Prospective purchasers are referred to the final prospectus supplement relating to the securities discussed in this communication for definitive Computational Materials and any matter discussed in this communication.  Once available, a final prospectus and prospectus supplement may be obtained by contacting the Greenwich Capital Markets, Inc. Trading Desk at (203) 625-6160.

Please be advised that the securities described herein may not be appropriate for all investors.  Potential investors must be willing to assume, among other things, market price volatility, prepayment, yield curve and interest rate risks.  Investors should make every effort to consider the risks of these securities.

If you have received this communication in error, please notify the sending party immediately by telephone and return the original to such party by mail.

RBS Greenwich Capital

This information is furnished to you solely by Greenwich Capital Markets, Inc. ("GCM") and not by the issuer of the securities or any of its affiliates.  GCM is acting as an underwriter in connection with the proposed transaction.

Yield Tables (%)

Class A-1 to Auction Distribution Date

Flat Price	10% CPR	20% CPR	25% CPR	30% CPR	40% CPR
100-00	3.495	3.495	3.495	3.495	3.495
WAL (yr)	1.28	0.63	0.50	0.41	0.30
MDUR (yr)	1.22	0.61	0.49	0.40	0.30
First Prin Pay	1	1	1	1	1
Last Prin Pay	32	15	12	10	7

Class A-2 to Auction Distribution Date

Flat Price	10% CPR	20% CPR	25% CPR	30% CPR	40% CPR
100-00	4.160	4.160	4.160	4.160	4.160
WAL (yr)	3.32	1.60	1.25	1.02	0.72
MDUR (yr)	3.05	1.52	1.20	0.98	0.70
First Prin Pay	32	15	12	10	7
Last Prin Pay	49	23	18	15	10

Class A-3 to Auction Distribution Date

Flat Price	10% CPR	20% CPR	25% CPR	30% CPR	40% CPR
100-00	4.534	4.441	4.407	4.371	4.293
WAL (yr)	4.71	2.56	2.00	1.62	1.15
MDUR (yr)	4.16	2.37	1.87	1.53	1.10
First Prin Pay	49	23	18	15	10
Last Prin Pay	58	39	30	25	17

Class A-4A to Auction Distribution Date

Flat Price	10% CPR	20% CPR	25% CPR	30% CPR	40% CPR
99-08	4.613	4.592	4.593	4.625	4.695
WAL (yr)	4.84	4.32	3.54	2.85	2.00
MDUR (yr)	4.27	3.85	3.20	2.62	1.87
First Prin Pay	58	39	30	25	17
Last Prin Pay	58	58	58	46	32

RBS Greenwich Capital

This information is furnished to you solely by Greenwich Capital Markets, Inc. ("GCM") and not by the issuer of the securities or any of its affiliates.  GCM is acting as an underwriter in connection with the proposed transaction.

Yield Tables (%)

Class A-4B to Auction Distribution Date

Flat Price	10% CPR	20% CPR	25% CPR	30% CPR	40% CPR
99-29+	4.741	4.700	4.664	4.647	4.611
WAL (yr)	4.84	4.32	3.54	2.85	2.00
MDUR (yr)	4.24	3.83	3.19	2.61	1.87
First Prin Pay	58	39	30	25	17
Last Prin Pay	58	58	58	46	32

Class A-5A to Auction Distribution Date

Flat Price	10% CPR	20% CPR	25% CPR	30% CPR	40% CPR
100-00	4.483	4.483	4.482	4.465	4.435
WAL (yr)	4.84	4.84	4.84	4.68	3.97
MDUR (yr)	4.27	4.27	4.27	4.14	3.56
First Prin Pay	58	58	58	46	32
Last Prin Pay	58	58	58	58	58

Class A-5B to Weighted Average Roll Date

Flat Price	10% CPR	20% CPR	25% CPR	30% CPR	40% CPR
100-00	4.619	4.619	4.619	4.617	4.604
WAL (yr)	5.00	5.00	5.00	4.80	4.02
MDUR (yr)	4.37	4.37	4.37	4.21	3.58
First Prin Pay	60	60	58	46	32
Last Prin Pay	60	60	60	60	60

Class A-5B to Maturity Date

Flat Price	10% CPR	20% CPR	25% CPR	30% CPR	40% CPR
100-00	5.195	5.022	4.918	4.826	4.700
WAL (yr)	17.63	10.11	8.04	6.56	4.59
MDUR (yr)	11.31	7.67	6.42	5.43	3.99
First Prin Pay	140	74	58	46	32
Last Prin Pay	360	360	360	360	360

RBS Greenwich Capital